UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  August 23, 2005


               Exact name of registrant as specified in
 Commission   its charter, address of principal executive       IRS Employer
 File Number   offices and registrant's telephone number   Identification Number
 -----------  -------------------------------------------  ---------------------
   1-3198                  Idaho Power Company                  82-0130980
                           1221 W. Idaho Street
                           Boise, ID 83702-5627
                             (208) 388-2200

               State or Other Jurisdiction of Incorporation: Idaho

                                      None
--------------------------------------------------------------------------------
          Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                               IDAHO POWER COMPANY
                                    Form 8-K

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 23, 2005, Idaho Power Company entered into a terms agreement with Banc of America Securities LLC, J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as purchasers, whereby Idaho Power Company agreed to sell and the purchasers agreed to purchase, subject to the terms and conditions expressed therein, $60,000,000 aggregate principal amount of Idaho Power Company's First Mortgage Bonds, Secured Medium-Term Notes, Series F, 5.30% Series due 2035 (Bonds). The Bonds are expected to be issued on August 26, 2005, subject to the terms and conditions expressed in the terms agreement and in the selling agency agreement, dated May 9, 2005, between Idaho Power Company and each of Banc of America Securities LLC, BNY Capital Markets, Inc., J.P. Morgan Securities Inc., McDonald Investments Inc., Piper Jaffray & Co., RBC Capital Markets Corporation, Wachovia Capital Markets, LLC and Wells Fargo Securities, LLC.

The terms agreement and the selling agency agreement contain representations, warranties and agreements of Idaho Power Company, customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. A copy of the terms agreement is filed as Exhibit 1.1 hereto. Pricing Supplement No. 1, dated August 23, 2005, relating to the offering was filed with the Securities and Exchange Commission on August 24, 2005 pursuant to Rule 424(b)(5).


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

   (c) Exhibits.

     Number     Description

     1.1 Terms Agreement dated August 23, 2005 between Idaho Power Company and Banc of America Securities LLC, J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as purchasers

     5.1 Opinion of Thomas R. Saldin, Esq., dated August 24, 2005, filed in connection with Registration Statements on Form S-3 (File Nos. 333-103812 and 333-122153)

     5.2 Opinion of LeBoeuf, Lamb, Greene & MacRae LLP, dated August 24, 2005, filed in connection with Registration Statements on Form S-3 (File Nos. 333-103812 and 333-122153)

     23.1       Consent of Thomas R. Saldin, Esq. (included in Exhibit 5.1)

     23.2       Consent of LeBoeuf, Lamb, Greene & MacRae LLP (included in
                Exhibit 5.2)


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 24, 2005

                                          IDAHO POWER COMPANY

                                          By:   /s/ Darrel T. Anderson
                                               ------------------------
                                               Darrel T. Anderson
                                               Senior Vice President -
                                               Administrative Services
                                               and Chief Financial Officer

                                INDEX TO EXHIBITS

     Number     Description


     1.1 Terms Agreement dated August 23, 2005 between Idaho Power Company and Banc of America Securities LLC, J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as purchasers

     5.1 Opinion of Thomas R. Saldin, Esq., dated August 24, 2005, filed in connection with Registration Statements on Form S-3 (File Nos. 333-103812 and 333-122153)

     5.2 Opinion of LeBoeuf, Lamb, Greene & MacRae LLP, dated August 24, 2005, filed in connection with Registration Statements on Form S-3 (File Nos. 333-103812 and 333-122153)

     23.1       Consent of Thomas R. Saldin, Esq. (included in Exhibit 5.1)

     23.2       Consent of LeBoeuf, Lamb, Greene & MacRae LLP (included in
                Exhibit 5.2)